                                                                   EXHIBIT 10.24

                                   GEOCITIES

                           STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made as of December 31, 1997 by and among (i) GeoCities, a California corporation (the "Company"), (ii) Yahoo! Inc., a California corporation ("Yahoo"), and SOFTBANK Holdings Inc., a Delaware corporation ("Softbank"), as purchasers named in Schedule I hereto (such purchasers being sometimes hereafter called individually a "Purchaser" and collectively the "Purchasers") and (iii) each of the individuals or entities named in Schedule II hereto (such individuals or entities being sometimes hereafter called individually a "Seller" and collectively the "Sellers"). The parties hereby agree as follows:

     1.  Authorization and Sale of the Shares.
         ------------------------------------

         1.1  Authorization; Filing of Restated Articles of Incorporation. The
              -----------------------------------------------------------
Company has authorized the issuance and sale pursuant to the terms and conditions hereof of up to 407,135 shares of its Series E Preferred Stock and 1,276,288 shares of its Series F Preferred Stock (the "Preferred Shares"), having the rights, restrictions, privileges and preferences as set forth in the currently effective Third Amended and Restated Articles of Incorporation of the Company and in the form of the Fourth Amended and Restated Articles of Incorporation of the Company (the "Restated Articles") attached hereto as Exhibit A. The Company shall adopt and submit for filing the Restated Articles
---------
with the Secretary of State of California on or before the First Closing Date (as defined below).

         1.2  Primary Shares. Subject to the terms and conditions hereof (as
              --------------
determined below), the Company will issue and sell to each Purchaser and each Purchaser will purchase from the Company the number of Preferred Shares set forth opposite the name of such Purchaser on Schedule I hereto (said shares being herein collectively called the "Primary Shares") for the purchase price of $14.8507 per share to be paid in Common Stock of Yahoo! Inc. ("Yahoo Stock") and/or in cash, as determined by the Purchasers in their sole discretion at the time of the First and Third Closings.

         1.3  Secondary Shares. Subject to the terms and conditions hereof (as
              ----------------
determined below), each of the Sellers shall sell to each Purchaser, and each Purchaser shall purchase from the Sellers, the number of shares of the Company's preferred stock (the "Preferred Stock") set forth by such Seller's name on
Schedule II hereto (said shares being herein collectively called the "Secondary Shares") in the amounts allocated to each Purchaser as set forth on Schedule IIA hereto for the purchase price of $14.8507 per share to be paid in Yahoo Stock and/or in cash, as determined by the Purchasers in their sole discretion at the time of each of the First and Second Closings. The Primary Shares and the Secondary Shares are herein collectively called the "Shares."

         1.4  Payment in Yahoo Stock. On the First Closing Date, the Company and
              ----------------------
the Sellers will deliver to Softbank 407,135 Primary Shares and an aggregate of 1,448,155 Secondary Shares, in the respective amounts set forth on Schedules I and II, against receipt of 356,079 shares of Yahoo Stock valued at $64.0375 per share and a check in the amount of $4,750,000. On the Second and Third Closing Dates, in the event Yahoo and/or Softbank elects to pay for Shares in Yahoo Stock, the value of such Yahoo Stock shall be the average of the closing sale prices of Yahoo Stock on the NASDAQ National Market, as reported in The Wall Street Journal, for the five trading days immediately preceding such Closing Date, provided, however, that the amount of Yahoo Stock delivered in payment of the purchase price for the Primary Shares on the Third Closing Date shall be such that the Company shall receive net proceeds equal to $ 18,953,770 million after sale of such Yahoo Stock pursuant to the Registration Statement (as defined in Section 8.1).

     2.  Closing Dates; Delivery.
         -----------------------

         2.1  Closing Date. Each of the closings for the purchase and sale of
              ------------
the Shares hereunder (individually a "Closing" and collectively the "Closings") shall be held at the offices of Venture Law Group, A Professional Corporation, on the dates hereinafter provided:

              (a) The First Closing for the purchase and sale of the Primary and Secondary Shares in the respective amounts set forth on Schedules I, II and IIA (the "First Closing") shall be held on December 31, 1997, or such other date as the parties may agree (the "First Closing Date").

              (b) The Second Closing for the purchase and sale of the Secondary Shares in the respective amounts set forth on Schedules II and IIA (the "Second Closing") shall be held on the latest of (i) the sixth trading day after Yahoo publicly announces its final results for the fourth quarter ended December 31, 1997, (ii) the effective date of the Registration Statement and (iii) January 14, 1998, or on such other date as the Purchasers and the Sellers may agree (the "Second Closing Date").

              (c) The Third Closing for the purchase and sale of the Primary Shares in the respective amounts set forth on Schedule I (the "Third Closing") shall be held on the later of (i) January 27, 1998 and (ii) the effective date of the Registration Statement, or on such other date as the Purchasers and the Company may agree (the "Third Closing Date").

         2.2  Delivery.
              --------

              (a) The Company shall deliver to the Purchasers at the First and Third Closings the certificates representing the Primary Shares being purchased thereby against delivery to the Company by the Purchasers of cash as set forth on Schedule I hereto or, in the event Yahoo Stock is used as consideration for the Primary Shares, against delivery to the Company of the number of Shares of Yahoo Stock as determined pursuant to Section 1.4. In the event a Purchaser is buying the Primary Shares in exchange for shares of Yahoo Stock, such Purchaser shall deliver to the Company certificates evidencing the shares of Yahoo Stock determined in accordance with Section 1.4, together, in the case of Softbank, with an executed assignment substantially in the form agreed to by the parties and deliver all other documents required to be delivered by such Purchaser to transfer such Yahoo Stock to the Company.

              (b) At the First and Second Closings, each Seller at such Closing shall deliver to the Purchasers a certificate or certificates representing the Secondary Shares to be purchased by the Purchasers, registered in the name of such Seller, duly endorsed by such Seller for transfer to the Purchasers or accompanied by an assignment of the Secondary Shares duly executed by such Seller, against delivery to the Sellers by the Purchasers of cash or Yahoo Stock for the purchase price set forth on Schedule II hereto. On submission of the certificate or certificates to the Company for transfer, the Company shall issue to the Purchasers certificates representing the Secondary Shares, registered in the name of the Purchasers. In the event a Purchaser is buying the Secondary Shares in exchange for shares of Yahoo Stock, such Purchaser shall deliver to the Sellers, concurrently with the Closing, certificates evidencing the shares of Yahoo Stock determined in accordance with
Section 1.4, together, in the case of Softbank, with an executed assignment substantially in the form agreed to by the parties and deliver all other documents required to be delivered by such Purchaser to transfer such Yahoo Stock to the Sellers. On submission of certificates to Yahoo for transfer, Yahoo shall issue to the Sellers certificates representing the Yahoo Stock, registered in the name of the Sellers.

     3. Representations and Warranties of the Company and David Bohnett. The Company and David Bohnett hereby represent and warrant to the Purchasers, severally and not jointly, that, except as set forth on a Schedule of Exceptions attached hereto as Exhibit B, which exceptions shall be deemed to be
                   ---------
representations and warranties as if made hereunder.

         3.1  Organization and Standing; Articles and Bylaws. The Company is a
              ----------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Company is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon the Company. Copies of the Company's Articles of Incorporation and Bylaws, each as amended to date, and minutes and consents of shareholders and of the Board of Directors are available for inspection at the Company's offices and have been previously made available to Venture Law Group, special counsel for Yahoo.

         3.2  Corporate Power. The Company has now, or will have at the First
              ---------------
Closing, all requisite corporate power necessary for the authorization, execution and delivery of this Agreement, the Third Amended and Restated Rights Agreement in the form attached hereto as Exhibit C-1 (the "Rights Agreement"),
                                         -----------
the Shareholders Agreement in the form attached hereto as Exhibit C-2 (the
                                                          -----------
"Shareholders Agreement"), the Codistribution Agreement in the form attached hereto as Exhibit C-3 (the "Codistribution Agreement") and collectively with this Agreement, the Rights Agreement and the Shareholders Agreement, the "Transaction Agreements"), to sell and issue the Preferred Shares and to issue up to the maximum number of shares of Common Stock, $0.005 par value per share (the "Common Stock"), issuable upon conversion of the Preferred Shares. The Transaction Agreements are valid and binding obligations of the Company, enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, usury and other laws of general application affecting the enforcement of creditors' rights.

         3.3  Subsidiaries. The Company does not control, directly or
              ------------
indirectly, any other corporation, association or business entity.

         3.4  Capitalization. The authorized capital stock of the Company is
              --------------
30,000,000 shares of Common Stock and 13,263,203 shares of Preferred Stock, of which 1,554,000 shares have been designated Series A Preferred Stock, 1,450,000 shares have been designated Series B Preferred Stock, 600,000 have been designated Series C Preferred Stock, 5,118,644 shares have been designated Series D Preferred Stock, 2,857,142 shares have been designated Series E Preferred Stock and 1,683,417 shares have been designated Series F Preferred Stock. There are issued and outstanding 1,554,000 shares of Series A Preferred Stock, 1,450,000 shares of Series B Preferred Stock, 600,000 shares of Series C Preferred Stock, 5,113,359 shares of Series D Preferred Stock, 714,282 shares of Series E Preferred Stock and 1,320,750 shares of Common Stock. The holders of record of the presently issued and outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Common Stock immediately prior to the First Closing are as set forth on Exhibit
                                                                        -------
D-1. All such issued and outstanding shares have been duly authorized and
---
validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. There are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock except that (i) the Company has offered for sale shares of Common Stock to those employees, officers, directors and consultants of the Company, and in such amounts, as set forth on Exhibit D-2, which Exhibit
                                                     -----------
D-2 also lists those shares described in (iii) and (iv) herein below; (ii) 1,777,500 shares of Common Stock have been reserved for issuance pursuant to the Company's 1997 Stock Option Plan or otherwise pursuant to grants approved by the Company's Board of Directors; (iii) 500,000 shares of Common Stock have been reserved for issuance to CMG@Ventures pursuant to an option previously granted to it; (iv) 500,000 shares of Common Stock have been reserved for issuance to David Bohnett and certain other persons pursuant to options previously granted to them (the "Founders Options"); (v) 33,898 shares of Series D Preferred Stock have been reserved for issuance to Cupertino Bank pursuant to a warrant issued to it; (vi) 44,444 shares of Common Stock have been reserved for issuance to Comerica Bank pursuant to a warrant issued or to be issued to it; (vii) 11,579,786 shares of the Company's Common Stock have been reserved for issuance upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock; and (viii) 1,683,417 shares of the Company's Common Stock have been reserved for issuance upon conversion of the Series F Preferred Stock. Except as provided in the Rights Agreement, the Company is not a party or subject to any agreement or understanding between any persons or entities which affects or relates to the voting or giving of written consents with respect to any securities or by any director of the Company.

         3.5  Authorization.
              -------------

              (a)  Corporate Action. All corporate action on the part of the
                   ----------------
Company, its officers, directors and shareholders necessary for the execution and delivery of the Transaction Agreements, the sale and the issuance of the Preferred Shares, the issuance of the Common Stock issuable upon conversion of the Preferred Shares (the "Common Shares") and the performance of the Company's obligations hereunder and under the Transaction Agreements have been taken or will be taken prior to the Second Closing.

              (b)  Valid Issuance. The Preferred Shares, when issued in
                   --------------
compliance with the provisions of this Agreement, and the Common Shares, when issued upon conversion of the Preferred Shares and other Preferred Stock in accordance with the provisions of the Restated Articles, will be validly issued and outstanding, fully paid and nonassessable, provided, however, that all such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws. The rights, preferences, privileges and restrictions of the Shares are as set forth in the Restated Articles.

              (c)  No Preemptive Rights. Other than as provided in the Rights
                   --------------------
Agreement, no person has any right of first refusal or any preemptive rights in connection with the issuance of the Preferred Shares, the issuance of the Common Shares upon conversion of the Preferred Shares or any future issuances of securities by the Company.

         3.6  Proprietary Rights.
              ------------------

              (a)  Exhibits El and E-2 contain, respectively, an accurate and
                   -------------------
complete description of all registered and unregistered trademarks and trade names in or related to the Company Products, and a list of all licenses and other agreements relating thereto. Exhibit E-3 sets forth a list of all licenses
                                   -----------
and other agreements with third parties (the "Third Party Licenses") relating to any software, copyrights, technology, know-how or processes that the Company has licensed or is otherwise authorized by such third parties to use, market, distribute or incorporate into products distributed by the Company (such software, technology, know-how and processes are collectively referred to as the "Third Party Technology"). The Company (i) owns all right, title and interest in and to or has obtained licenses to use all technology, intellectual property, software tools, copyrights, know-how, processes, patents, trademarks, trade secrets, trade names and other proprietary rights (collectively, "Rights") used in or necessary for the conduct of its business as conducted to the date hereof (the "Business") and (ii) will, prior to entering areas of new business currently being contemplated, own or obtain all Rights used in or necessary for the conduct of its business as so contemplated, including without limitation (with respect to both clauses (i) and (ii) above), the technology and all proprietary rights developed or discovered in connection with or contained in the Company's products (the "Company Products"), free and clear of all liabilities, charges, liens, pledges, mortgages, restrictions, adverse claims, security interests, rights of others and encumbrances (including, without limitation, distribution rights) (all of which are referred to as "Proprietary Rights"). The foregoing representation and warranty as it relates to Third Party Technology is limited to the Company's interest pursuant to the Third Party Licenses, all of which are valid and enforceable and in full force and effect and which grant the Company such right to Third Party Technology as are employed in or necessary to the Business of the Company as conducted or proposed to be conducted. All of the Company's registered patents, trademarks and copyrights in any of the Company Products and applications therefor, if any, are valid and in full force and effect, and consummation of the transactions contemplated hereby will not alter or impair any such rights. No claims have been asserted against the Company (and to the best knowledge of the Company there are no claims which are likely to be asserted against the Company or which have been asserted against others) by any person challenging the Company's use or distribution of any patents, trademarks, trade names, copyrights, trade secrets, software, technology, know-how or processes utilized by the Company (including, without limitation, the Third Party Technology) or challenging or questioning the validity or effectiveness of any license or agreement relating thereto (including, without limitation, the Third Party Licenses). To the best knowledge of the Company, none of the Company Products nor the use of any patents, trademarks, trade names, copyrights, software, technology, know-how or processes by the Company in its current Business infringes on the rights of, constitutes misappropriation of, or in any way involves unfair competition with respect to, any proprietary information or intangible property right of any third person or entity, including without limitation, any patent, trade secret, copyright, trademark or trade name.

                   (b) The Company has not granted any third party any right to manufacture, reproduce, distribute, market or exploit any of the Company Products or any adaptations, translations or derivative works based on the Company Products or any portion thereof Except with respect to the rights of third parties to the Third Party Technology, no third party has any right to manufacture, reproduce, distribute, market or exploit any works or materials of which any of the Company Products are a "derivative work" as that term is defined in the United States Copyright Act, Title 17, U.S.C. Section 101.

                   (c) All designs, drawings, specifications, source code, object code, documentation, flow charts and diagrams incorporating, embodying or reflecting any of the Company Products (the "Company Components"), if any, constitute original creations of and were written, developed and created solely and exclusively by employees of the Company without the assistance of any third party or entity or were created by third parties who assigned ownership of their rights to the Company in valid and enforceable consultant confidentiality and invention assignment agreements. The Company has at all times used commercially reasonable efforts to treat the Company Products and the Company Components as containing trade secrets and has not disclosed or otherwise dealt with such items in such a manner as to cause the loss of such trade secrets by release into the public domain.

                   (d) No employee of the Company is in violation of any term of any employment contract, patent disclosure agreement, confidentiality agreement or any other contract or agreement relating to the relationship of any such employee with the Company or, to the best knowledge of the Company, any other party because of the nature of the business conducted by the Company or proposed to be conducted by the Company.

                   (e) Notwithstanding the foregoing, the Company states and the Purchasers acknowledge and agree that the Company is a service provider on the electronic network commonly known as the Internet, and that the Business is unique in that the Company has not created, nor does it own, the content of each Personal Home Page and third-party advertising that may be found within the Company Products ("Excluded Rights"). The parties agree that the term Proprietary Rights does not include, and the Company hereby disclaims the representations and warranties of this Section 3.6 (except for the representation in Section 3.6(a) as to assertion of claims against the Company or claims which to the knowledge of the Company are likely to be asserted) as to Excluded Rights found within the Company Products. Personal Home Pages are subject to the Company's Personal Home Page Policy, and the Company's rights as to the Personal Home Pages are set forth in the Personal Home Page Policy (a copy of which has been provided to Venture Law Group). The Company does not own or control the content of any Personal Home Page, except as set forth in the Personal Home Page Policy. The Purchasers further acknowledge and agree that the Internet is global in scope, and that the representations and warranties of the Company made in this Section 3.6 are limited to the laws of the United States. The Company is unaware, however, of any third party having rights in the Proprietary Rights under the laws of any foreign jurisdiction that are superior to those of the Company, or of any violation by the Company of the laws of any foreign jurisdiction.

              3.7  Compliance with Other Instruments, None Burdensome, etc. The
                   -------------------------------------------------------
Company is not in violation of any term of its Restated Articles or Bylaws, nor is the Company in violation of or in default in any material respect under the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree, the violation of which would have a material adverse effect on the Company, and to the best knowledge of the Company is not in violation of any order, statute, rule or regulation applicable to the Company. The execution, delivery and performance of and compliance with the Transaction Agreements, the issuance and sale of the Preferred Shares and the issuance of the Common Shares upon conversion of the Preferred Shares or other shares of Preferred Stock will not (a) result in any such violation, or (b) be in conflict with or constitute a default under any such term, or (c) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term. To the best knowledge of the Company, there is no such term which adversely affects, or in the future may materially adversely affect, the business, prospects, conditions, affairs or operations of the Company or any of its properties or assets.

              3.8  Proprietary Agreements. Each officer, director, employee and
                   ----------------------
consultant of the Company has executed an agreement regarding confidentiality and proprietary information. The Company is not aware that any of its officers, directors or employees is in violation thereof and will use its best efforts to prevent any such violation. All employees have executed an agreement regarding the assignment of inventions, the form of which has been approved by Venture Law Group. The Company is not aware that any of its officers, directors or employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as conducted or as proposed to be conducted or that would prevent any such employee from assigning inventions to the Company. Neither the execution nor delivery of this Agreement or the Rights Agreement, nor the carrying on of the Company's business as proposed, will, to the Company's best knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe that it is or will be necessary for the Company to utilize any inventions of any of its employees made prior to their employment by the Company.

              3.9  Litigation, etc. There is no action, proceeding or
                   ---------------
investigation pending against the Company or its officers or directors, or to the best knowledge of the Company, against employees or consultants of the Company (or, to the best knowledge of the Company, any basis therefor or threat thereof: (1) which might result, either individually or in the aggregate, in (a) any material adverse change in the business, prospects, conditions, affairs or operations of the Company or in any of its properties or assets, or (b) any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or (c) any material liability on the part of the Company; or (2) which questions the validity of this Agreement, the Rights Agreement or any action taken or to be taken in connection herewith, including in each case, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, the use in connection with the Company's business of any information or techniques allegedly proprietary to any of its former employees, or their obligations under any agreements with prior employers. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

              3.10  Governmental Consent, etc. Except for any filings required
                    -------------------------
under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "Hart Scott Act"), no consent, approval or authorization of or designation, registration, declaration or filing with any governmental authority on the part of the Company is required in connection with: (a) the valid execution and delivery of this Agreement or the Rights Agreement, or (b) the offer, sale or issuance of the Shares, or the issuance of the Common Shares issuable upon conversion of the Shares, or (c) the obtaining of the consents, permits and waivers specified in subsection 5.1(b) hereof, except the filing of the Restated Articles and, if required, filings or qualifications under the California Corporate Securities Law of 1968 (the "Law") or other applicable blue sky laws, which filings or qualifications, if required, will have been timely filed or obtained after the sale of the Shares.

              3.11  Offering. In reliance on the representations and warranties
                    --------
of the Purchasers in Section 4 hereof, the offer, sale and issuance of the Shares in conformity with the terms of this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or the qualification or registration requirements of the Law or other applicable blue sky laws.

              3.12  Taxes. The Company has filed all tax returns that are
                    -----
required to have been filed with appropriate federal, state, county and local governmental agencies or instrumentalities, except where the failure to do so would not in the aggregate result in additional liability totaling $25,000 or more. The Company has paid or established reserves for all income, franchise and other taxes, assessments, governmental charges, penalties, interest and fines due and payable by it on or before the First Closing. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company. There is no tax lien, whether imposed by any federal, state or local taxing authority, outstanding against the assets, properties or business of the Company. Neither the Company nor any of its present or former shareholders has ever filed an election pursuant to
Section 1362 of the Internal Revenue Code of 1986, as amended (the "Code"), that the Company be taxed as an S corporation.

              3.13  Title. The Company owns its property and assets free and
                    -----
clear of all liens, mortgages, loans or encumbrances except liens for current taxes, and such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets leased by the Company, the Company is in compliance with such leases and holds valid leasehold interests free and clear of any liens, claims or encumbrances.

              3.14  Material Contracts and Commitments. All of the contracts,
                    ----------------------------------
mortgages, indentures, agreements, instruments and transactions to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) which involve obligations of, or payments to, the Company in excess of Five Thousand Dollars ($5,000) and all agreements between the Company and its officers, directors, consultants and employees are either (i) attached as exhibits, to this Agreement, or (ii) set forth on the list attached hereto as Exhibit F (the "Contracts"). All of the
                                     ---------
material provisions of the Contracts are valid, binding and in full force and effect and enforceable by the Company in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, usury or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. The Company is not in material default under any of such Contracts. To the best knowledge of the Company, no other party to any of the Contracts is in material default thereunder.

              3.15  Registration Rights. Other than as granted pursuant to the
                    -------------------
Rights Agreement, the Company has not granted or agreed to grant any rights to register, as that term is defined in the Rights Agreement, including piggyback registration rights, to any person or entity.

              3.16  Certain Transactions. The Company is not indebted, directly
                    --------------------
or indirectly, to any of its officers, directors or shareholders or to their spouses or children, in any amount whatsoever; and none of said officers, directors or shareholders, or any member of their immediate families, are indebted to the Company or (to the best of the Company's knowledge, in the case of shareholders) have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship (except as a holder of securities of a corporation whose securities are publicly traded and which is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") to the extent of owning not more than two percent (2%) of the issued and outstanding securities of such corporation). No such officer, director or shareholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company. The Company is not a guarantor or indemnitor of any liability or indebtedness of any other person, firm or corporation.

              3.17  Corporate Documents; Minute Books. Except for amendments
                    ---------------------------------
necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Purchasers), the Restated Articles and Bylaws of the Company are in the form previously provided to special counsel to the Purchasers. The minute books of the Company previously provided to Venture Law Group contain a complete summary of all meetings of directors and shareholders since the time of incorporation of the Company.

              3.18  Financial Statements. The Company has delivered to the
                    --------------------
Purchasers copies of the Company's unaudited balance sheet as of October 31, 1997 (the "Company Balance Sheet") and statements of income, changes in shareholders' equity and cash flow for the period then ended. All such financial statements (collectively, the "Company Financial Statements") are complete and in accordance with the books and records of the Company and present fairly and disclose the financial position of the Company as of their respective dates and the results of operations for the period covered thereby. The Company Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied during the periods covered thereby, except for the absence of footnotes and year-end adjustments. Since October 31, 1997, there has been no Material Adverse Change (as defined herein) in the Company's assets or liabilities, or in the Business or condition, financial or otherwise, of the properties or results of operations. "Material Adverse Change" means any change in, or effect on, the Business that is or is reasonably likely to be materially adverse to the results of the operations or the financial condition of the Company or the Business.

              3.19  Subsequent Events. Since October 31, 1997, the Company has
                    -----------------
not (i) issued any stock, bond or other corporate security, (ii) borrowed any amount or incurred or become subject to any liability (absolute, accrued or contingent), except liabilities under contracts entered into in the ordinary course of business, (iii) discharged or satisfied any lien or encumbrance or incurred or paid any obligation or liability (absolute, accrued or contingent), other than current liabilities shown on the Company Financial Statements and current liabilities incurred since the date of the Company Financial Statements in the ordinary course of business, (iv) declared or made any payment or distribution to shareholders or purchased or redeemed any shares of its capital stock or other securities, (v) mortgaged, pledged or subjected to lien any of its assets, tangible or intangible, other than liens for current real property taxes not yet due and payable, (vi) sold, assigned or transferred any of its tangible assets except for fair value in the ordinary course of business, or canceled any debt or claim, except for fair value in the ordinary course of business, (vii) sold, assigned, transferred or granted any license with respect to any patent, trademark, trade name, service mark, copyright, trade secret or other intangible asset, except pursuant to license or other agreements entered into in the ordinary course of business, (viii) suffered any loss of property or waived any right of substantial value whether or not in the ordinary course of business, (ix) made any change in officer compensation, (x) made any material change in the manner of business or operations of the Company, (xi) entered into any transaction except in the ordinary course of business or as otherwise contemplated hereby, or (xii) entered into any written or oral commitment to any of the foregoing.

              3.20  Employee Benefit Plans. The Company does not have any
                    ----------------------
"employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974, as amended.

              3.21  Real Property Holding Corporation. The Company is not a
                    ---------------------------------
"real property holding corporation" within the meaning of Section 897(c)(2) of the Code.

              3.22  Disclosure. No representation or warranty by the Company in
                    ----------
this Agreement, or in any document or certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with regard to the operating projections that have been delivered to the Purchasers, the Company represents only that the projections dated December 19, 1997 were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections. The Company makes no other representations or warranties with respect to such projections or any other projections and makes no representations or warranties with respect to changes to such projections subsequent to the date of this Agreement.

              3.23  Insurance. The Company has in full force and effect fire and
                    ---------
casualty insurance policies, with extended coverage, and insurance against other hazards, risks and liabilities to persons and property, to the extent and in the manner customary for companies in similar businesses similarly situated. All premiums due and payable with respect to the policies maintained by the Company have been paid.

              3.24  Labor Agreements and Actions. The Company is not bound by or
                    ----------------------------
subject to (and none of its assets or properties are bound by or subject to) any contract, commitment or arrangement with any labor union, and no labor union has requested or, to the best knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the best knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. Subject to general principles related to wrongful termination of employees, the employment of each officer and employee of the Company is terminable at the will of the Company.

              3.25  Brokers. The Company has no contract, arrangement or
                    -------
understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement other than Wasserstein Perella & Co., Inc.

              3.26  Best Knowledge. For purposes of this Agreement, the terms
                    --------------
"to the best knowledge of the Company" and "to the best of the Company's knowledge" shall mean to the knowledge of the Company after inquiry of each of David Bohnett, Laura Rockwell, John Rezner, Rich Rygg, Jim Rea, Ed Pierce and Stephen Hansen. Wherever the representations and warranties of the Company in this Section 3 are limited "to the best knowledge of the Company" or "to the best of the Company's knowledge" or words of similar import, such limitation shall also apply to the representations and warranties of David Bohnett made in this Section 3.

              3.27  Qualified Small Business. The Company qualifies as a
                    ------------------------
"Qualified Small Business" as defined in Section 1202(d) of The Internal Revenue Code of 1986, as amended (the "Code").

          4.  Representations and Warranties of the Sellers. Each of the
              ---------------------------------------------
Sellers, severally and not jointly, represents and warrants to the Purchasers, it being understood that each Seller represents only as to himself or itself and as to the Secondary Shares owned by such Seller, that:

              4.1  Title to Secondary Shares. Such Seller is the owner,
                   -------------------------
beneficially and of record, of all the Secondary Shares to be sold by such Seller under this Agreement free and clear of all liens, encumbrances, security agreements, equities, options, claims, charges and restrictions (other than pursuant to the Securities Act or state securities laws) ("Liens"), except that the Secondary Shares are subject to the terms and conditions of the Second Amended and Restated Rights Agreement dated as of October 6, 1997; and, upon delivery of such Secondary Shares and payment therefor pursuant hereto, good and valid title to such Secondary Shares, free and clear of all Liens, will pass to the Purchasers, except as contemplated under the Transaction Agreements.

              4.2  Authority and Consents. Such Seller has the right, power,
                   ----------------------
legal capacity and authority to transfer lawfully the Secondary Shares to the Purchaser and to enter into and perform such Seller's obligations under this Agreement, and, except for any filings required under the Hart Scott Act, no approvals or consent of, or declaration, filing or registration with, any governmental or regulatory authority or other person other than such Seller is necessary in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby. In the event that the Seller is a corporation or partnership, all corporate or partnership action has been taken to authorize the execution, delivery, and performance of this Agreement by such Seller.

              4.3  Execution, Delivery and Performance. This Agreement has been
                   -----------------------------------
duly authorized, executed and delivered by such Seller, and is valid, binding and enforceable against such Seller in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, usury and other laws of general application affecting the enforcement of creditors' rights.

              4.4  Representations and Warranties Relating to Yahoo Stock. Each
                   ------------------------------------------------------
Seller, severally and not jointly, represents and warrants as follows (provided that nothing contained in this Section 4.4 shall affect in any way the obligation of Yahoo pursuant to Section 8 hereof to file and maintain the effectiveness of the Registration Statement with respect to the Yahoo Stock):

                   (a)  Investment Intent. This Agreement is made with such
                        -----------------
Seller in reliance upon such Seller's representations to Yahoo, evidenced by such Seller's execution of this Agreement, that such Seller is acquiring the Yahoo Stock for such Seller's own account, for investment and not with a view to, nor for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act and the Law, except pursuant to the Registration Statement.

                   (b)  Shares Not Registered. Such Seller understands and
                        ---------------------
acknowledges that the sale of the Yahoo Stock pursuant to this Agreement will not be registered under the Securities Act or qualified under the Law on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to Section 25102(f) of the Law, and that Yahoo's reliance upon such exemptions is predicated upon such Seller's representations set forth in this Agreement. Such Seller acknowledges and understands that the Yahoo Stock must be held indefinitely unless such securities are registered under the Securities Act and qualified under the Law or an exemption from such registration and such qualification is available.

                   (c)  No Transfer. Such Seller covenants that in no event will
                        -----------
it dispose of any of the Yahoo Stock (other than in conjunction with an effective registration statement for the Yahoo Stock under the Act or in compliance with Rule 144 promulgated under the Act) unless and until (i) such Seller shall have notified Yahoo of the proposed disposition and shall have furnished Yahoo with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by Yahoo, such Seller shall have furnished Yahoo with an opinion of counsel reasonably satisfactory in form and substance to Yahoo to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act, the Law and any other applicable state, local or foreign law has been taken. It is agreed that Yahoo will not require opinions of counsel for transactions made pursuant to Rule 144.

                   (d)  Permitted Transfers. Notwithstanding the provisions of
                        -------------------
subsection (c) above, no registration statement or opinion of counsel shall be necessary for a transfer by a Seller to one or more partners or departing partners of a Seller (in the case of a Seller that is a partnership), or to one or more members or departing members of a Seller (in the case of a Seller that is a limited liability company) or to an affiliated corporation (in the case of a Seller that is a corporation), or to one or more affiliated partnerships managed by such Seller, or to the estate of any such partner or member or former partner or member, or the transfer by gift, will or intestate succession of any partner or member to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be bound by the terms of this Agreement to the extent as if he were an original Seller hereunder.

                   (e)  Knowledge and Experience. Such Seller (i) has such
                        ------------------------
knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Yahoo Stock; (ii) has the ability to bear the economic risks of such Seller's prospective investment; (iii) has been furnished with and has had access to such information as it has considered necessary to make a determination as to the purchase of the Yahoo Stock, together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by it satisfactorily answered by Yahoo; and (v) has not been offered the Yahoo Stock by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

                   (f)  Not Organized to Purchase. Such Seller has not been
                        -------------------------
organized for the purpose of purchasing the Yahoo Stock.

                   (g)  Holding Requirements. Such Seller understands that if
                        --------------------
Yahoo does not have a registration statement covering the securities with the Securities and Exchange Commission ("SEC") (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act covering the Seller) under the Securities Act in effect when such Seller desires to sell the securities, such Seller may be required to hold the Yahoo Stock for an indeterminate period. Such Seller also understands that any sale of the Yahoo Stock that might be made by such Seller in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

              4.5  Legends. Each certificate representing the Yahoo Stock may be
                   -------
endorsed with the following legends:

                   (a)  Federal Legend. THE SECURITIES REPRESENTED BY THIS
                        --------------
CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN

CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR (iii), WITH LIMITED EXCEPTIONS AGREED TO BY YAHOO, PURSUANT TO AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO YAHOO, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

                   (b)  Other Legends. Any other legends required by the Law or
                        -------------
other applicable state blue sky laws. Yahoo need not register a transfer of legended Yahoo Stock, and may also instruct its transfer agent not to register the transfer of the Yahoo Stock, unless the conditions specified in each of the foregoing legends are satisfied.

              4.6  Removal of Legend and Transfer Restrictions. Any legend
                   -------------------------------------------
endorsed on a certificate pursuant to subsection 4.5(a) and the stop transfer instructions with respect to such legended Yahoo Stock shall be removed, and Yahoo shall issue a certificate without such legend to the holder of such Yahoo Stock if such Yahoo Stock is registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k) and, where reasonably deemed necessary by Yahoo, the holder of the Yahoo Stock provides Yahoo with an opinion of counsel for such holder, reasonably satisfactory to Yahoo, to the effect that (i) such holder meets the requirements of Rule 144(k) or (ii) a public sale, transfer or assignment of such Yahoo Stock may be made without registration.

              4.7  Rule 144. Such Seller is aware of the adoption of Rule 144 by
                   --------
the SEC promulgated under the Securities Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Such Seller understands that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer and the resale occurring not less than one
(1) year after the party has purchased and paid for the securities to be sold.

          5.  Representations and Warranties of the Purchasers and Restrictions
              -----------------------------------------------------------------
on Transfer Imposed by the Securities Act.
-----------------------------------------

              5.1  Representations and Warranties by the Purchasers. Each
                   ------------------------------------------------
Purchaser, severally and not jointly, represents and warrants to the Company and the Sellers as follows:

                   (a)  Investment Intent. This Agreement is made with such
                        -----------------
Purchaser in reliance upon such Purchaser's representations to the Company, evidenced by such Purchaser's execution of this Agreement, that such Purchaser is acquiring the Shares and the shares of the Common Stock issuable upon conversion of the Preferred Shares or Preferred Stock for investment for such Purchaser's own account and not with a view to, nor for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act and the Law. Such Purchaser has the full right, power and authority to enter into and perform the Transaction Agreements and the Transaction Agreements constitute valid and binding obligations upon such Purchaser.

                   (b)  Shares Not Registered. Such Purchaser understands and
                        ---------------------
acknowledges that the offering of the Shares (and the Shares of Common Stock issuable upon conversion of the Preferred Shares or Preferred Stock) pursuant to this Agreement will not be registered under the Securities Act or qualified under the Law on the grounds that the offering and sale of Shares (and the Shares of Common Stock issuable upon conversion of the Preferred Shares or Preferred Stock) contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to Section 25102(f) of the Law, and that the Company's reliance upon such exemptions is predicated upon such Purchaser's representations set forth in this Agreement. Such Purchaser acknowledges and understands that the Shares (and the Shares of Common Stock issuable upon conversion of the Preferred Shares or Preferred Stock) must be held indefinitely unless the Shares (and the Shares of Common Stock issuable upon conversion of the Preferred Shares or Preferred Stock) are subsequently registered under the Securities Act and qualified under the Law or an exemption from such registration and such qualification is available.

                   (c)  No Transfer. Such Purchaser covenants that in no event
                        -----------
will it dispose of any of the Shares (other than in conjunction with an effective registration statement for the Shares under the Act or in compliance with Rule 144 promulgated under the Act) unless and until (i) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel reasonably satisfactory in form and substance to the Company to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act, the Law and any other applicable state, local or foreign law has been taken. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144.

                   (d)  Permitted Transfers. Notwithstanding the provisions of
                        -------------------
subsection (c) above, no registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser to one or more partners or departing partners of a Purchaser (in the case of a Purchaser that is a partnership), or to one or more members or departing members of a Purchaser (in the case of a Purchaser that is a limited liability company) or to an affiliated corporation (in the case of a Purchaser that is a corporation), or to one or more affiliated partnerships managed by such Purchaser, or to the estate of any such partner or member or former partner or member, or the transfer by gift, will or intestate succession of any partner or member to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be bound by the terms of this Agreement to the extent as if he were an original Purchaser hereunder.

                   (e)  Knowledge and Experience. Such Purchaser (i) has such
                        ------------------------
knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Shares;
(ii) has the ability to bear the economic risks of such Purchaser's prospective investment; (iii) has been furnished with and has had access to such information as it has considered necessary to make a determination as to the purchase of the Shares, together with such additional information as is necessary to verify the accuracy of the information supplied; (iv) has had all questions which have been asked by it satisfactorily answered by the Company; and (v) has not been offered the Shares by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

                   (f)  Not Organized to Purchase. Such Purchaser has not been
                        -------------------------
organized for the purpose of purchasing the Shares.

                   (g)  Holding Requirements. Such Purchaser understands that if
                        --------------------
the Company does not (i) register its Common Stock with the SEC pursuant to
Section 12 of the Exchange Act, (ii) become subject to Section 15(d) of the Exchange Act, (iii) supply information pursuant to Rule 15c2-1 1 thereunder, or
(iv) have a registration statement covering the Shares (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act covering the Shares) under the Securities Act in effect when such Purchaser desires to sell the Shares, such Purchaser may be required to hold the Shares for an indeterminate period. Such Purchaser also understands that any sale of the Shares that might be made by such Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

              5.2  Legends. Each certificate representing the Shares may be
                   -------
endorsed with the following legends:

                   (a)  Federal Legend. THE SECURITIES REPRESENTED BY THIS
                        --------------
CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR
(iii), WITH LIMITED EXCEPTIONS AGREED TO BY THE COMPANY, PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

                   (b)  Other Legends. Any other legends required by the Law or
                        -------------
other applicable state blue sky laws.

              The Company need not register a transfer of legended Shares, and may also instruct its transfer agent not to register the transfer of the Shares, unless the conditions specified in each of the foregoing legends are satisfied.

               5.3  Removal of Legend and Transfer Restrictions. Any legend
                    -------------------------------------------
endorsed on a certificate pursuant to subsection 5.2(a) and the stop transfer instructions with respect to such legended Shares shall be removed, and the Company shall issue a certificate without such legend to the holder of such Shares if such Shares are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k) and, where reasonably deemed necessary by the Company, the holder of the Shares provides the Company with an opinion of counsel for such holder, reasonably satisfactory to the Company, to the effect that (i) such holder meets the requirements of Rule 144(k) or (ii) a public sale, transfer or assignment of such Shares may be made without registration.

              5.4  Rule 144. Such Purchaser is aware of the adoption of Rule 144
                   --------
by the SEC promulgated under the Securities Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Such Purchaser understands that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer and the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold.

          6.  Representations and Warranties of Yahoo relating to Yahoo Stock.
              ---------------------------------------------------------------
Yahoo represents and warrants to the Company and the Sellers that:

              6.1  Organization of Yahoo. Yahoo is a corporation duly organized,
                   ---------------------
validly existing and in good standing under the laws of the State of California and has all requisite corporate power to own, lease and operate its property and to carry on its business as now being conducted and is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the failure to be so qualified or licensed would have a material adverse effect on Yahoo and its subsidiaries, taken as a whole.

              6.2  Yahoo Stock. The shares of Yahoo Common Stock (including any
                   -----------
shares of Yahoo Common Stock previously issued to Softbank) which may be used as consideration for the purchase of the Shares pursuant to the terms of this Agreement are or will be at the time of the Closing duly authorized, validly issued, fully paid, and non-assessable and have been or will be issued in compliance with all applicable federal or state securities laws.

              6.3  Authority; No Conflict; Required Filings and Consents.
                   -----------------------------------------------------

                   (a) Yahoo has all requisite corporate power and authority to enter into the Transaction Agreements to which it is a party and to consummate the transactions contemplated by the Transaction Agreements. The execution and delivery of the Transaction Agreements and the consummation of the transactions contemplated by the Transaction Agreements have been duly authorized by all necessary corporate action on the part of Yahoo. The Transaction Agreements have been duly executed and delivered by Yahoo. Each of the Transaction Agreements to which Yahoo is a party constitutes the valid and binding obligation of Yahoo, enforceable in accordance with its terms.

                   (b) The execution and delivery by Yahoo of the Transaction Agreements to which it is a party does not, and consummation of the transactions contemplated by the Transaction Agreements to which it is a party will not, (i) conflict with, or result in any violation or breach of any provision of the Articles of Incorporation or Bylaws of Yahoo, (ii) result in any violation or breach of, or constitute (with or without notice or lapse of time, or both) a default (or give rise to a right of termination, cancellation or acceleration of any obligation or loss of any material benefit) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, contract or other agreement, instrument or obligation to which Yahoo is a party or by which it or any of its properties or assets may be bound, or (iii) conflict or violate any permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Yahoo or any of its properties or assets, except in the case of (ii) and (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not have a material adverse effect on Yahoo and its subsidiaries, taken as a whole.

                   (c) No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental entity is required by or with respect to Yahoo in connection with the execution and delivery of the Transaction Agreements to which it is a party or the consummation of the transactions contemplated hereby or thereby, except for such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal and state securities laws and the applicable foreign securities laws, and such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, could not be expected to have a material adverse effect on Yahoo and its subsidiaries, taken as a whole.

              6.4  SEC Filings; Financial Statements.
                   ---------------------------------

                   (a) Yahoo has filed with the SEC and made available to the Company and the Sellers or their representatives all forms, reports and documents required to be filed by Yahoo with the SEC since December 31, 1996 (collectively, the "Yahoo Commission Reports"). The Yahoo Commission Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and
(ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Yahoo Commission Reports or necessary in order to make the statements in such Yahoo Commission Reports, in the light of the circumstances under which they were made, not misleading.

                   (b) Each of the financial statements (including, in each case, any related notes) contained in the Yahoo Commission Reports, including any Yahoo Commission Reports filed after the date of this Agreement until the Closing, complied or will comply as to form in all material respects with the applicable published rules and regulations of the Commission with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the Commission) and fairly presented the consolidated financial position of Yahoo and its subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

              6.5  Absence of Certain Changes or Events. Except as disclosed in
                   ------------------------------------
a public filing with the SEC prior to the date hereof, since September 30, 1997 Yahoo and its subsidiaries have conducted their business only in the ordinary course and there has not been (i) any material adverse change in the business or financial position of Yahoo and its subsidiaries, taken as a whole; or (ii) any damage, destruction or loss (whether or not covered by insurance) with respect to Yahoo or any of its subsidiaries having a material adverse effect on Yahoo and its subsidiaries, taken as a whole.

              6.6  Compliance with Laws. Except as disclosed in a public filing
                   --------------------
with the SEC prior to the date hereof, Yahoo has complied with, is not in violation of, and has not received any notices of violation with respect to, any federal, state or local statute, law or regulation with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which would not, alone or in the aggregate, have a material adverse effect on Yahoo and its subsidiaries, taken as a whole.

              6.7  Agreements Regarding the Company. Except as set forth in the
                   --------------------------------
Transaction Agreements, there are no agreements, understandings, arrangements or commitments of any nature whatsoever concerning the Company or any of its securities between Yahoo or any of its affiliates, on the one hand, and Softbank or any of its affiliates, on the other hand.

              6.8  Disclosure. No statements by Yahoo contained in this
                   ----------
Agreement, its exhibits and schedules, nor any of the certificates or documents, including any of the Transaction Agreements, required to be delivered by Yahoo under this Agreement contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

          7.  Representations and Warranties of Softbank. Softbank represents
              ------------------------------------------
and warrants to the Company and the Sellers that:

              7.1  Title to Yahoo Stock. Softbank is the owner, beneficially and
                   --------------------
of record, of any and all shares of Yahoo Stock to be delivered by Softbank to the Sellers and the Company under this Agreement free and clear of all Liens and, upon delivery of such Yahoo Stock and payment therefor pursuant hereto, good and valid title to such Yahoo Stock, free and clear of all Liens, will pass to the Sellers and the Company. Yahoo Stock to be delivered hereunder by Softbank has been duly authorized and validly issued, and is fully paid and nonassessable. Softbank has full power to transfer lawfully Yahoo Stock to the Sellers and the Company without obtaining the consent or approval of any other person or governmental authority.

              7.2  Authority and Consents. Softbank has the right, power, legal
                   ----------------------
capacity and authority to enter into and perform its obligations under the Transaction Agreements, and no approvals or consent of, or declaration, filing or registration with, any governmental or regulatory authority or other persons is necessary in connection with the execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated hereby and thereby. All necessary corporate or partnership actions have been taken to authorize the execution, delivery, and performance of the Transaction Agreements by Softbank.

              7.3  Execution, Delivery and Performance. The Transaction
                   -----------------------------------
Agreements have been duly authorized, executed and delivered by Softbank, and are valid, binding and enforceable against Softbank in accordance with their terms.

              7.4  Agreements Regarding the Company. Except as set forth in the
                   --------------------------------
Transaction Agreements, there are no agreements, understandings, arrangements or commitments of any nature whatsoever concerning the Company or any of its securities between Softbank or any of its affiliates, on the one hand, and Yahoo or any of its affiliates, on the other hand.

          8.  Registration of Yahoo Stock.
              ---------------------------

              8.1  Registration.
                   ------------

                   (a)  Registrable Shares. For purposes of this Agreement,
                        ------------------
"Registrable Shares" shall mean any and all shares of Yahoo Stock delivered at any of the Closings by any of the Purchasers as payment of the purchase price for the Shares to the Company and the Sellers (individually, a "Holder", and collectively, the "Holders"), including any shares of Yahoo Stock that have been sold or otherwise transferred by the Company or the Sellers who initially received such Yahoo Stock. The transferees of such Yahoo Stock shall be entitled to the same rights under this Section 8.1 as the initial Holder from which the Registrable Shares were received and shall be deemed a Holder for the purposes of this Section 8.1.

                   (b)  Required Registration. As soon as practicable following
                        ---------------------
the signing of this Agreement (and no later than January 8, 1998), Yahoo shall prepare and file with the Commission a registration statement on Form S-3 (or such successor or other appropriate form) under the Securities Act with respect to the Registrable Shares (the "Registration Statement"), use its best efforts to cause such Registration Statement to become effective as soon as practicable thereafter and effect all such registrations, qualifications and compliances (including, without limitation, obtaining appropriate qualifications under applicable state securities or "blue sky" laws and compliance with any other applicable governmental requirements or regulations) to permit or facilitate the public resale of Registrable Shares (provided however that Yahoo shall not be required in connection therewith to qualify to do business or to file a general consent to service of process in any such state or jurisdiction), in each case so that such Registration Statement and all other such registrations, qualifications and compliances may become effective as soon as practical thereafter.

                   (c)  Effectiveness; Suspension Right.
                        -------------------------------

                        (i) Yahoo will use its best efforts to maintain the effectiveness of the Registration Statement and other applicable registrations, qualifications and compliances until at least the expiration of six (6) months from the Third Closing Date (the "Registration Effective Period"), and from time to time will amend or supplement the Registration Statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act, the Exchange Act and any applicable state securities statute or regulation, subject to the following limitations and qualifications.

                        (ii) Following the date on which the Registration Statement is first declared effective, the Holders will be permitted (subject in all cases to Section 8.2 below) to offer and sell Registrable Shares during the Registration Effective Period in the manner described in the Registration Statement provided that the Registration Statement remains effective and has not been suspended.

                        (iii) Notwithstanding any other provision of this
Section 8.1 but subject to Section 8.2, Yahoo shall have the right at any time to require that all Holders suspend further open market offers and sales of Registrable Shares whenever, and for so long as, in the reasonable judgment of Yahoo after consultation with counsel there is or may be in existence material undisclosed information or events with respect to Yahoo (the "Suspension Right"). In the event Yahoo exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at a time that is not detrimental to Yahoo and its shareholders or until such time as the information or event is no longer material, each as determined in good faith by Yahoo after consultation with counsel. Yahoo will promptly give the Holders notice of any such suspension and will use all reasonable efforts to minimize the length of the suspension.

                   (d)  Expenses. The costs and expenses to be borne by Yahoo
                        --------
for purposes of this Section 8.1 shall include, without limitation, printing expenses (including such number of prospectuses for circulation by each selling Holder as may be reasonably requested by such selling Holder), legal fees and disbursements of counsel for Yahoo, "blue sky" expenses, accounting fees and filing fees, but shall not include underwriting commissions or similar charges, legal fees and disbursements of counsel for the selling Holders.

                   (e)  Indemnification.
                        ---------------

                        (i) To the extent permitted by law, Yahoo will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder, each such Holders' and underwriters' officers, directors, shareholders or partners and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by Yahoo of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Yahoo will pay to each such Holder, each such underwriter (and each holder's and underwriter's respective officers, directors, shareholders or partners), and to each such controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8.1 (e)(i) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of Yahoo; nor shall Yahoo be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (a) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in the Registration Statement by any such Holder, or
(b) a Violation that would not have occurred if such Holder had delivered to the purchaser the version of the Prospectus most recently provided by Yahoo to the Holder as of the date of such sale.

                        (ii) To the extent permitted by law, each selling Holder will indemnify and hold harmless Yahoo, each of its directors, each of its officers who has signed the Registration Statement, each person, if any, who controls Yahoo within the meaning of the Securities Act, any underwriter, any other Holder selling securities pursuant to the Registration Statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation (which includes without limitation the failure of the Holder to comply with the prospectus delivery requirements under the Securities Act, and the failure of the Holder to deliver the most current prospectus provided by Yahoo prior to such sale), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in the Registration Statement or such Violation is caused by the Holder's failure to deliver to the purchaser of the Holder's Registrable Shares a prospectus (or amendment or supplement thereto) that had been made available to the Holder by Yahoo; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 8.1(e)(ii) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8.1(e)(ii) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld. The aggregate indemnification and contribution liability of each Holder under this Section 8.1(e)(ii) shall not exceed the net proceeds received by such Holder in connection with sale of shares pursuant to the Registration Statement.

                        (iii) Each person entitled to indemnification under this
Section 8.1(e) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Party to assume the defense of any such claim and any litigation resulting therefrom, provided that counsel for the Indemnifying Party who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8.1 unless the Indemnifying Party is materially prejudiced thereby. No Indemnifying Party, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Party, which consent shall not be unreasonably withheld) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

                        (iv) To the extent that the indemnification provided for in this Section 8.1(e) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

              8.2  Procedures for Sale of Shares Under Registration Statement.
                   ----------------------------------------------------------

                   (a)  Notice and Approval. If any Holder shall propose to sell
                        -------------------
any Registrable Shares pursuant to the Registration Statement, it shall notify Yahoo of its intent to do so (including the proposed manner and timing of all sales) at least two (2) full trading days prior to such sale, and the provision of such notice to Yahoo shall conclusively be deemed to reestablish and reconfirm an agreement by such Holder to comply with the registration provisions set forth in this Agreement. Unless otherwise specified in such notice, such notice shall be deemed to constitute a representation that any information previously supplied by such Holder in writing expressly for inclusion in the Registration Statement (as the same may have been superseded by subsequent such information supplied by such Holder in writing) is accurate as of the date of such notice. At any time within such two (2) trading-day period, Yahoo may refuse to permit the Holder to resell any Registrable Shares pursuant to the Registration Statement; provided, however, that in order to exercise this right, Yahoo must deliver a certificate in writing to the Holder to the effect that a delay in such sale is necessary because a sale pursuant to the Registration Statement in its then-current form without the addition of material, non-public information about Yahoo, could constitute a violation of the federal securities laws. Notwithstanding the foregoing, Yahoo will ensure that in any event (i) the Holders shall have at least twenty (20) trading days available to sell Registrable Shares during each calendar quarter for a period of six (6) months immediately following the Third Closing Date (with such minimum time period being prorated for partial quarters to the extent reasonably practical to do
so), and (ii) the Holders shall have at least ten (10) consecutive trading days available to sell Registrable Shares after each of the Second and Third Closing Dates, commencing immediately after each Closing Date.

                   (b)  Delivery of Prospectus. For any offer or sale of any of
                        ----------------------
the Registrable Shares by a Holder in a transaction that is not exempt under the Securities Act, the Holder, in addition to complying with any other federal securities laws, shall deliver a copy of the final prospectus (or amendment of or supplement to such prospectus) of Yahoo covering the Registrable Shares in the form furnished to the Holder by Yahoo to the purchaser of any of the Registrable Shares on or before the settlement date for the purchase of such Registrable Shares.

                   (c)  Copies of Prospectuses. Subject to the provisions of
                        ----------------------
this Section 8.2, when a Holder is entitled to sell and gives notice of its intent to sell Registrable Shares pursuant to the Registration Statement, Yahoo shall, within two (2) trading days following the request, furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not as of the date of delivery to the Holder include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.

          9.  Conditions to Closing.
              ---------------------

              9.1  Conditions to Purchasers' Obligations at the First Closing.
                   ----------------------------------------------------------
The obligation of each Purchaser to purchase the Shares to be purchased by it at the First Closing is subject to the fulfillment to such Purchaser's satisfaction, on or before the First Closing Date, of the following conditions, any of which may be waived by the Purchasers.

                   (a)  Representations and Warranties Correct; Performance of
                        ------------------------------------------------------
Obligations. The representations and warranties made by the Company and the
-----------
Sellers in Sections 3 and 4 hereof shall be true and correct when made. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the First Closing Date.

                   (b)  Consents and Waivers. The Company shall have obtained in
                        --------------------
a timely fashion any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (including without limitation waivers of preemptive rights).

                   (c)  Board of Directors. The number of directors constituting
                        ------------------
the entire Board of Directors shall continue to be fixed at seven and the following persons shall continue to hold their positions as directors as of the First Closing: David Bohnett, William Bohnett, David Wetherell, Peter Mills, Eric Hippeau, Gary Reischel and Harry Lambert.

                   (d)  Filing of the Restated Articles. The Restated Articles
                        -------------------------------
shall have been submitted for filing with the Secretary of State of the State of California.

                   (e)  Rights Agreement and Shareholders Agreement. The
                        -------------------------------------------
Company, the Purchasers and the Founders of the Company (as defined in the Rights Agreement) shall have executed the Rights Agreement in the form attached as Exhibit C-1 hereto and the Company and the Shareholders (as defined in the
   -----------
Shareholders Agreement) shall have executed the Shareholders Agreement in the form attached as Exhibit C-2.
                 -----------

                   (f)  Codistribution Agreement. The Company and Yahoo shall
                        ------------------------
have signed and delivered the Codistribution Agreement (the "Codistribution Agreement") on the form attached as Exhibit C-3.

                   (g)  Shareholder Approval. The shareholders of the Company
                        --------------------
entitled to vote on or consent to the Transaction Agreements and the transactions contemplated thereby in accordance with the Law and the Company's Articles of Incorporation shall have approved the Transaction Agreements and the transactions contemplated thereby.

                   (h)  Compliance Certificate. The Company shall have delivered
                        ----------------------
a Certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a),
(b), (d) (e), (f) and (g) of this Section 9.1.

                   (i)  Opinion of Counsel. The Purchasers shall have received
                        ------------------
an opinion from Skadden, Alps, Slate, Meagher & Flom, LLP, special counsel to the Company, in substantially the form attached hereto as Exhibit G.
                                                          ---------

              9.2  Conditions to Purchasers' Obligations at the Second and Third
                   -------------------------------------------------------------
Closings. The obligation of each Purchaser to purchase the Shares to be
--------
purchased by it at the Second and Third Closings is subject to the fulfillment to such Purchaser's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Purchasers:

                   (a)  Representations and Warranties Correct Performance of
                        -----------------------------------------------------
Obligations. The representations and warranties made by the Company and the
-----------
Sellers in Sections 3 and 4 hereof shall be true and correct when made. Since December 31, 1997 there shall have occurred no material adverse change (other than (y) changes which affect advertising-supported Internet companies generally, and (z) continued operating losses) in the Company's business, assets and financial condition which materially impairs the value to Yahoo or to the Softbank Parties of the business and commercial transactions contemplated by the Transaction Agreements. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

                   (b)  Consents and Waivers. The Company shall have obtained in
                        --------------------
a timely fashion any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                   (c)  Hart Scott Act. Any waiting period imposed by the Hart
                        --------------
Scott Act shall have terminated, or a waiver or approval under the Hart Scott Act shall have been obtained.

                   (d)  Compliance Certificate. The Company shall have delivered
                        ----------------------
a Certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a),
(b) and (c) of this Section 9.2.

                   (e)  Opinion of Counsel. The Purchasers shall have received
                        ------------------
(with such changes necessary to reflect prior Closings) an opinion from Skadden, Arps, Slate, Meagher & Flom, LLP, special counsel to the Company, in substantially the form attached hereto as Exhibit G.

              9.3  Conditions to Obligations of the Company and the Sellers at
                   -----------------------------------------------------------
the First Closing. The obligations of the Company and the Sellers to sell the
-----------------
Shares at the First Closing is subject to the fulfillment to their satisfaction on or prior to the First Closing Date of the following conditions, any of which may be waived by the Company and the Sellers:

                   (a)  Representations and Warranties Correct. The
                        --------------------------------------
representations and warranties made by the Purchasers in Sections 5, 6 and 7 hereof shall be true and correct when made. The Purchasers shall have performed in all material respects all obligations and conditions herein required to be performed or observed by them on or prior to the First Closing Date.

                   (b)  Conditions Fulfilled. The conditions set forth in
                        --------------------
subsections (b), (c), (d), (e), (f) and (g) of Section 9.1 shall have been fulfilled.

                   (c)  Material Adverse Change. There shall have been, since
                        -----------------------
the date of this Agreement, no material adverse change in Yahoo's business, assets and financial condition, other than changes which affect advertising-supported Internet companies generally.

                   (d)  Compliance Certificate. Yahoo shall have delivered a
                        ----------------------
Certificate, executed by an officer of the Company, dated the Closing Date, certifying to the conditions in subsections (a) and (c) of this Section 9.3.

                   (e)  Opinion of Counsel. The Sellers shall have received an
                        ------------------
opinion from Venture Law Group, counsel to Yahoo, in the form attached hereto as Exhibit H.
---------

              9.4  Conditions to Obligations of the Sellers and the Company at
                   -----------------------------------------------------------
the Second and Third Closings. The obligation of the Sellers and the Company to
-----------------------------
sell the Shares at the Second and Third Closings is subject to the fulfillment to the satisfaction of the Sellers and the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Sellers and the Company:

                   (a)  Representations and Warranties Correct. The
                        --------------------------------------
representations and warranties made by the Purchasers in Sections 5, 6 and 7 hereof shall be true and correct when made. The Purchasers shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Second and Third Closing Dates.

                   (b)  Conditions Fulfilled. The conditions set forth in
                        --------------------
subsection (b) and (c) of Section 9.2 shall have been fulfilled.

                   (c)  Material Adverse Change. There shall have been, since
                        -----------------------
the date of this Agreement, no material adverse change in Yahoo's business, assets and financial condition, other than changes which affect advertising-supported Internet companies generally.

                   (d)  Compliance Certificate. Yahoo shall have delivered a
                        ----------------------
Certificate, executed by an officer of the Company, dated the Closing Date, certifying to the conditions in subsections (a) and (c) of this Section 9.4.

                   (e)  Opinion of Counsel. If Yahoo or Softbank elects to
                        ------------------
deliver Yahoo Stock, the Company and the Sellers shall have received (with such changes necessary to reflect prior Closings) an opinion from Venture Law Group, counsel to Yahoo, in the form attached hereto as Exhibit H.

         10.  Affirmative Covenants of the Company. Until the consummation by
              ------------------------------------
the Company of an initial public offering, the Company hereby covenants and agrees as follows:

              10.1  Financial Information. The Company will furnish to each
                    ---------------------
Purchaser, so long as such Purchaser or its permitted transferees (as described in Section 4.1(d)) own any of the Preferred Shares or Common Shares issued upon conversion of the Preferred Shares:

                        (i) as soon as practicable after the end of each fiscal year, and in any event within 90 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of operations and consolidated statements of changes in financial position (or equivalent cash flow statements if required by the Financial Accounting Standards Board) of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and certified by independent public accountants of recognized national standing selected by the Company, and

                        (ii) as soon as practicable after the end of each month (except the last month of the fiscal year), and in any event within 20 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month; and consolidated statements of income (or equivalent cash flow statements if required by the Financial Accounting Standards Board), for such month and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (except for required footnotes), subject to changes resulting from year-end audit adjustments, all in reasonable detail and signed by the principal financial officer or chief executive officer of the Company, and

                        (iii) as soon as practicable, but in no event later than 30 days prior to the commencement of such fiscal year, an annual plan for each fiscal year which shall include monthly capital and operating expense budgets, cash flow statements, projected balance sheets and profit and loss projections for each such month and for the end of the year, itemized in such detail as the Board of Directors may reasonably determine.

              10.2  Conflicts of Interests. The Company shall use its best
                    ----------------------
efforts to ensure that the Company's employees, during the term of their employment with the Company, do not engage in activities which would result in a conflict of interest with the Company. The Company's obligations hereunder include, but are not limited to, requiring that the Company's employees devote their primary productive time, ability and attention to the business of the Company provided, however, the Company's employees may engage in other professional activity if such activity does not materially interfere with their obligations to the Company), requiring that the Company's employees enter into agreements regarding proprietary information and confidentiality and inventions, and preventing the Company's employees from engaging or participating in any business that is in competition with the business of the Company.

              10.3  Qualified Small Business. The Company shall use its best
                    ------------------------
efforts to qualify as a "Qualified Small Business" as defined in Section 1202(d) of the Code, and covenants that so long as the Preferred Shares are held by any of Yahoo, CMG@Ventures, Chase Venture Capital Associates, L.P., The fl@tiron Fund LLC, SOFTBANK Holdings Inc. or

InnoCal, L.P. (or a transferee or assignee of any of said Purchasers), it will use reasonable commercial efforts to cause the Preferred Shares to qualify as Qualified Small Business Stock.

              10.4  Proprietary Agreements. The Company will use its best
                    ----------------------
efforts to prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and each of its employees.

              10.5  Payment of Dividends. The Company shall not pay dividends on
                    --------------------
or repurchase any shares of its Common Stock so long as the Preferred Shares are outstanding, except that the Company shall be entitled to repurchase shares of its Common Stock in connection with the termination of an employee, director or consultant of the Company or the proposed transfer by an employee, director or consultant of shares of its Common Stock, or pursuant to the terms of the Rights Agreement.

              10.6  Use of Proceeds. The Company shall use the proceeds from the
                    ---------------
sale of the Preferred Shares for working capital and to find the operations of the Company.

              10.7  Inspection. The Company shall permit each Purchaser, at such
                    ----------
Purchaser's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Purchaser; provided, however, that the Company shall not be obligated pursuant to this Section 10.7 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

              10.8  Reserve for Conversion Shares. The Company shall at all
                    -----------------------------
times reserve and keep available out of its authorized but unissued shares of Common Stock, for the purpose of effecting the conversion of the Preferred Shares and Preferred Stock and otherwise complying with the terms of this Agreement, such number of its duly authorized shares of Common Stock as shall be sufficient to effect the conversion of the Preferred Shares and Preferred Stock from time to time outstanding or otherwise to comply with the terms of this Agreement. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Preferred Shares and Preferred Stock or otherwise to comply with the terms of this Agreement, the Company will forthwith take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. The Company will obtain any authorization, consent, approval or other action by or make any filing with any court or administrative body that may be required under applicable state securities laws in connection with the issuance of shares of Common Stock upon conversion of the Preferred Shares.

              10.9  Key Person Insurance. The Company shall procure within 30
                    --------------------
days following the First Closing and maintain in effect thereafter "key person" life insurance policies, payable to the Company, on the life of David Bohnett (so long as he remains an employee of the Company), in the amount of $2,000,000 (the "Key Person Insurance"). The Company shall not cause or permit any assignment or change in beneficiary and shall not borrow against any such policy. If requested by Purchasers holding at least a majority of the outstanding Preferred Shares, the Company will add one designee of the Purchasers as a notice party for each such policy and shall request that the issuer of each policy provide such designee with ten (10) days' notice before such policy is terminated (for failure to pay premiums or otherwise) or assigned or before any change is made in the beneficiary thereof.

              10.10  Transactions with Affiliates. Except for transactions
                     ----------------------------
contemplated by this Agreement or as otherwise approved by the Board of Directors, neither the Company nor any of its subsidiaries shall enter into any transaction with any director, officer, employee or holder of more than 5% of the outstanding capital stock of any class or series of capital stock of the Company or any of its subsidiaries, member of the family of any such person, or any corporation, partnership, trust or other entity in which any such person, or member of the family of any such person, is a director, officer, trustee, partner or holder of more than 5% of the outstanding capital stock thereof, except for transactions on customary terms related to such person's employment.

              10.11  Vesting and Repurchase of Reserved Employee Shares. Without
                     --------------------------------------------------
the unanimous approval of the members of the Compensation Committee (as defined in Section 10.12 below), except for the previously granted Founders' Options and options previously granted to William Bohnett and Stanley Newman to purchase 10,000 shares of Common Stock each, the Company shall not grant to any of its employees, officers or directors options to purchase shares of Common Stock unless (i) such options will become exercisable at a rate not in excess of 25% per annum from the date of such grant and (ii) the shares issuable upon exercise of such option are subject to repurchase, first by the Company and second, by the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock, pro rata, upon termination of employment or upon the attempted transfer of such shares by a holder thereof.

              10.12  Committees. The Company shall continue to maintain a
                     ----------
Compensation Committee (the "Compensation Committee") and an Audit Committee (the "Audit Committee") of the Board of Directors. Each of the Audit Committee and the Compensation Committee shall at all times consist of three non-management directors. No increase in compensation, bonuses or other remuneration shall be paid to, and no capital stock of the Company shall be issued or granted to, any director or executive officer of the company or any of its subsidiaries, without the approval of the Compensation Committee. No employee stock option plan, employee stock purchase plan, employee restricted stock plan or other employee stock plan shall be established without the approval of the Compensation Committee. The Audit Committee shall select (subject to the approval of the Board of Directors) and provide instructions to the Company's auditors and shall approve the Company's annual audit prior to its issuance each year.

              10.13  Board of Directors Meetings. The Company shall use its best
                     ---------------------------
efforts to ensure that meetings of the Board of Directors are held at least six times per year.

              10.14  Repurchase, Recapitalization and Redemption. The Company
                     -------------------------------------------
will not acquire, redeem or recapitalize its capital stock, or take any similar action affecting its capital stock, that would cause the ownership by Yahoo (together with any transferee of Yahoo that is controlled by Yahoo) of the Company's outstanding voting stock to increase by more than 25% from the date of the Third Closing except to the extent approved in writing by Yahoo.

         11.  Miscellaneous.

              11.1  Waivers and Amendments. The rights of the holders of the
                    ----------------------
Shares under this Agreement may be waived or amended only with the written consent of the record holders of at least eighty percent (80%) of the Shares (either generally or in a particular instance), provided, however, that no such waiver or amendment shall reduce the aforesaid proportion of Shares, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record holders of all of the Shares; provided, further, that no waiver or amendment may be made with respect to any Seller in connection with any matter under, or any provision of, Article 8 without the written consent of such Seller. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the record holders of the Shares who have not previously consented thereto in writing. Except to the extent provided in this Section 11.1, this Agreement or any provision hereof may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

              11.2  Governing Law. This Agreement shall be governed in all
                    -------------
respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

              11.3  Survival. The representations, warranties, covenants and
                    --------
agreements made herein shall survive the Closings of the transactions contemplated hereby for a period one (1) year from the Third Closing Date, notwithstanding any investigation made by the parties to this Agreement. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of a party pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by such party hereunder as of the date of such certificate or instrument.

              11.4  Successors and Assigns. Except as otherwise expressly
                    ----------------------
provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. Without limiting the generality of the foregoing, all representations, covenants and agreements benefitting the Purchasers shall inure to the benefit of any and all subsequent holders from time to time of Shares.

              11.5  Entire Agreement. This Agreement and the other documents
                    ----------------
delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto.

              11.6  Notices, etc. All notices and other communications required
                    ------------
or permitted hereunder shall be in writing and shall be delivered personally, via facsimile, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed as follows:

               (a)  if to the Purchasers, to:

                    Yahoo! Inc.
                    3400 Central Expressway, Suite 201
                    Santa Clara, CA 95051
                         Attention:  Timothy Koogle, President and CEO
                         Facsimile:  (408) 731-3301

                    SOFTBANK Holdings Inc.

                    10 Langley Road
                    Newton Center, MA 02159
                         Attention:  Ron Fisher, Vice Chairman
                         Facsimile:  (617) 928-9301

               (b)  if to the Company, to:

                    GeoCities
                    1918 Main Street, Third Floor
                    Santa Monica, CA 90405
                         Attention:  David Bohnett, President
                         Facsimile:  (310) 664-6520

               (c) if to the Sellers, at their addresses stated on their respective signature pages to this Agreement;

or at such other address or facsimile number as the party shall have furnished to the other parties in writing and each of the Sellers. Notices that are mailed shall be deemed received five (5) days after deposit in the United States mail.

         11.7  Severability. In case any provision of this Agreement shall be
               ------------
found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         11.8  Finder's Fees and Other Fees.
               ----------------------------

               (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, other than Wasserstein Perella & Co., Inc., and, (ii) hereby agrees to indemnify and to hold the Purchasers and the Sellers harmless from and against any liability for commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees; or representatives, is responsible. The consideration payable by the Company to Wasserstein Perella & Co., Inc. in connection with the transactions contemplated by this Agreement and the Codistribution Agreement will not exceed the amount set forth in the Schedule of Exceptions.

               (b) Each Purchaser, severally and not jointly, (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company and the Sellers harmless from and against any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which each of the Purchasers, or any of their employees or representatives, are responsible.

         11.9   Expenses. The Company, the Sellers and the Purchasers shall each
                --------
bear their own expenses and legal fees in connection with the consummation of this transaction.

         11.10  Titles and Subtitles. The titles of the sections and subsections
                --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         11.11  Counterparts. This Agreement may be executed in any number of
                ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         11.12  Delays or Omissions. No delay or omission to exercise any right,
                -------------------
power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder of any securities issued or to be issued hereunder, shall be cumulative and not alternative.

         11.13  Certain Liability Matters. The Purchasers agree that with
                -------------------------
respect to any claim of breach by the Company or Bohnett of any of the representations and warranties set forth in Section 3 of this Agreement, no amounts shall be recovered from Bohnett unless there has been rendered by a court of competent jurisdiction a final non-appealable judgment against the Company with respect to such claim, and the Company has failed to fully satisfy such judgment within 90 days from the date of entry of such judgment, and in any event the amount recoverable from Bohnett with respect to any such claim, individually, and all such claims, in the aggregate, shall not exceed the gross proceeds of $8,910,420 received by him in connection with his sale of Secondary Shares hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                        GEOCITIES

                                        By: /s/ GeoCities
                                        Name:  GeoCities


                                        YAHOO! INC.

                                        By: /s/ Yahoo! Inc.
                                        Name:  Yahoo! Inc.


                                        SOFTBANK HOLDINGS INC.

                                        By: /s/ Ronald D. Fisher
                                        Name:  Ronald D. Fisher
                                        Title: Vice Chairman



[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

                                        INNOCAL, L.P., a Delaware limited
                                        partnership

                                        By:  InnoCal Associates, L.P.,
                                             a Delaware limited partnership


                                        SELLERS

                                        By:  /s/  H.D. Lambert
                                             --------------------------
                                        Name:  H.D. Lambert
                                             --------------------------
                                        Title: General Partner
                                              -------------------------



[SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]